Exhibit 32(1)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hess Corporation (the “Corporation”) on Form 10-Q for the period ended March 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John B. Hess, Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By	/s/ John B. Hess
JOHN B. HESS
CHIEF EXECUTIVE OFFICER
Date: May 7, 2020

A signed original of this written statement required by Section 906 has been provided to Hess Corporation and will be retained by Hess Corporation and furnished to the Securities and Exchange Commission or its staff upon request.